SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       15-Nov-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

           On November 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed
           with the Commission, the Monthly Report dated     15-Nov-02
           The Monthly Report is filed pursuant to and in accordance with
           (1) numerous no-action letters (2) current Commission policy in the area.





           A.   Monthly Report Information
                See Exhibit No.1


           B.   Have and deficiencies occurred?  NO.
                         Date:
                         Amount:

           C.   Item 1: Legal Proceedings:  NONE

           D.   Item 2: Changes in Securities:   NONE

           E.   Item 4: Submission of Matters to a Vote of
                Certificateholders:  NONE

           F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
           Exhibit No.

   1.)         Monthly Distribution Report Dated            15-Nov-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        November 15, 2002

DISTRIBUTION SUMMARY


          Orig
Class   Face Value     Beg            Prin         Rate           Int
A-1    235258000.00    140239577.87  16165190.41   2.22250%       268393.23
A-2    543742000.00    496689391.73   7217879.78   2.18250%       933465.63
A-IO   233000000.00    233000000.00         0.00   6.50000%       1262083.33
M-1     66500000.00     66500000.00         0.00   2.90250%       166208.44
M-2     54625000.00     54625000.00         0.00   3.45250%       162399.37
B       49875000.00     49875000.00         0.00   4.45250%       191225.60
P            100.00          100.00         0.00                  562097.21
X              0.00     14250001.75         0.00   3.57805%      2451500.28
R              0.00            0.00         0.00   0.00000%            0.00
BIO     31500000.00     31500000.00         0.00   6.00000%       157500.00
Total  950000000.00    807928969.60  23383070.19                 5997373.09



              Loss       Int Shortfall        End
Class
        A-1     N/A       0.00       124074387.46
        A-2     N/A       0.00       489471511.95
       A-IO     N/A       0.00       233000000.00
        M-1     0.00      0.00        66500000.00
        M-2     0.00      0.00        54625000.00
          B     0.00      0.00        49875000.00
          P     0.00                       100.00
          X     0.00      0.00        14250001.74
          R     0.00                         0.00
        BIO     0.00      0.00        31500000.00

AMOUNTS PER $1,000 UNIT

                                                   Int
Class  Cusip            Prin            Int        Shortfall        End
A-1    04541GCD2      68.71260664     1.14084635   0.00000000   527.39710215
A-2    04541GCE0      13.27445696     1.71674366   0.00000000   900.19073743
A-IO   04541GCF7      0.00000000      5.41666665   0.00000000   1000.00000000
M-1    04541GCG5      0.00000000      2.49937504   0.00000000   1000.00000000
M-2    04541GCH3      0.00000000      2.97298618   0.00000000   1000.00000000
B      04541GCJ9      0.00000000      3.83409724   0.00000000   1000.00000000
P      04541GCL4      0.00000000     5620972.1000  0.00000000   1000.00000000
X      04541GCK6      0.00000000      0.00000000   0.00000000    0.00000000
R      04541GCM2      0.00000000      0.00000000   0.00000000    0.00000000
BIO    04541GCN0      0.00000000      5.00000000   0.00000000   1000.00000000

Prin Dist
Beg Bal                                                  822,179,071.35
    'Sched Prin                                              565,846.34
     Prep                                                 22,442,774.30
    Curt                                                     267,197.80
     Net Liq Proceeds                                         52,952.20
     Loan Purchase Prices                                          0.00
     Tot Prin Remit                                       23,328,770.64
     Pre-Funding Amt Distributed                                   0.00
     Tot Prin Distrib                                     23,328,770.64
     Net Realized Losses                                      54,299.56

End Bal                                                  798,796,001.41
En Overcoll Amt                                           14,250,001.74

Numr of Liq Loans                                                  0.00

Int Distrib:
Sched Int -Curr Per- Net of Serv Fee                       5,822,580.49
Capitalized Int Acct W/D                                           0.00
Less Relief Act Int Shortfall                                      0.00
                                                           5,822,580.49


Serv Fee                                                     342,574.70

Advances                                                     667,853.34

Agg P&I  Advances                               Not Provided By Servicer

Mortg Loans Outstanding                     Count                 5871
                                            Balance      798,796,001.41



Bal of Subequent loans                                            0.00

Remaining Amt in Pre Funding Acct Distrib as Prin                 0.00

WAM                                                                341
WAC                                                            8.99827%
Net WAC                                                        8.49827%

Delinq Info  Fairbanks                      Long Beach
           Count          Balance          Count       Balance
30-59      143        19,526,780.36         59      4,175,166.26
60-89       16         1,959,569.60         18      1,301,564.11
90+         14         1,425,319.53         14      1,039,060.46
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosure
               Count          Balance
Fairbanks       265        40,832,990.39
Long Beach       20        1,661,100.37

Bankruptcies
               Count          Balance
Fairbanks       51           6,949,303
Long Beach      32           2,175,801

REOs
               Count          Balance
Fairbanks        10          1,604,742
Long Beach        5            286,223

Int Shortfalls
                                                         Relief Act
               Total           Losses          PPIS     Int Shortfall
A-1            0.00            0.00            0.00         0.00
A-2            0.00            0.00            0.00         0.00
A-IO           0.00            0.00            0.00         0.00
M-1            0.00            0.00            0.00         0.00
M-2            0.00            0.00            0.00         0.00
B              0.00            0.00            0.00         0.00
X              0.00            0.00            0.00         0.00
BIO            0.00            0.00            0.00         0.00

Amt of Prep Prems                                         562,097.21

Real Losses incurred during the related Prep Per           54,299.56

Bankruptcy Losses                                               0.00

Cum Net Real Losses since Startup Day                     103,748.62

Agg Amt of Prep Int Shortfalls                                  0.00

Agg Amt of Relief Act Int Shortfalls                            0.00

Req Overcoll Amt                                       14,250,002.00

Credit Enhancement %                                      23.191153%

Overcoll Inc Amt                                                0.00

Overcoll Reduction Amt                                          0.00

Pmt from Yield Maint Agreement                                  0.00

Amt on Deposit in Pre-Funding acct                              0.00

Net Monthly Excess Cash Flow                            2,451,500.28

Extra Ordinary Trust Fund Expenses                              0.00

Trigger Event Occurance                                          NO

           SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA